Putnam VT Global Health Care Fund
The fund's portfolio
3/31/24 (Unaudited)

COMMON STOCKS (98.7%)(a)
	Shares	Value
Biotechnology (16.0%)
AbbVie, Inc.	70,900	$12,910,890
Ascendis Pharma A/S ADR (Denmark)(NON)	48,738	7,367,723
Regeneron Pharmaceuticals, Inc.(NON)	4,200	4,042,458
Rocket Pharmaceuticals, Inc.(NON)	56,189	1,513,732
Stoke Therapeutics, Inc.(NON)	91,995	1,241,933

		27,076,736
Health care equipment and supplies (15.8%)
Boston Scientific Corp.(NON)	131,000	8,972,190
Dexcom, Inc.(NON)	34,700	4,812,890
Intuitive Surgical, Inc.(NON)	27,000	10,775,430
Stryker Corp.	4,500	1,610,415
Terumo Corp. (Japan)	28,000	504,769

		26,675,694
Health care providers and services (17.5%)
Cigna Group (The)	16,600	6,028,954
McKesson Corp.	9,400	5,046,390
Option Care Health, Inc.(NON)	128,800	4,319,952
UnitedHealth Group, Inc.	28,500	14,098,950

		29,494,246
Life sciences tools and services (8.3%)
Danaher Corp.	25,300	6,317,916
Thermo Fisher Scientific, Inc.	13,300	7,730,093

		14,048,009
Pharmaceuticals (41.1%)
4Front Ventures Corp.(NON)	4,850,921	543,303
AstraZeneca PLC (United Kingdom)	71,284	9,607,112
Curaleaf Holdings, Inc.(NON)(S)	74,000	395,160
Daiichi Sankyo Co., Ltd. (Japan)	52,700	1,663,020
Eisai Co., Ltd. (Japan)	10,700	439,366
Eli Lilly and Co.	17,500	13,614,300
GSK PLC (United Kingdom)	251,961	5,433,562
Innoviva, Inc.(NON)	512,258	7,806,812
Johnson & Johnson	24,432	3,864,898
Merck & Co., Inc.	53,662	7,080,701
Novo Nordisk A/S Class B (Denmark)	70,985	9,048,371
Roche Holding AG (Switzerland)	18,275	4,654,618
Royalty Pharma PLC Class A	65,400	1,986,198
Takeda Pharmaceutical Co., Ltd. (Japan)	58,800	1,625,176
TerrAscend Corp. (Canada)(NON)	690,556	1,305,151
Verano Holdings Corp.(NON)	62,586	371,761

		69,439,509

Total common stocks (cost $101,643,646)		$166,734,194

U.S. TREASURY OBLIGATIONS (0.1%)(a)
	Principal amount	Value
U.S. Treasury Notes 0.625%, 8/15/30(i)	$144,000	$115,492

Total U.S. treasury obligations (cost $115,492)		$115,492

PURCHASED OPTIONS OUTSTANDING (0.0%)(a)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
Bank of America N.A.
Ascendis Pharma A/S ADR (Call)	Apr-24/$165.00	$3,906,989	$25,845	$60,021

Total purchased options outstanding (cost $103,380)				$60,021

SHORT-TERM INVESTMENTS (1.4%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 5.57%(AFF)	35,650	$35,650
Putnam Short Term Investment Fund Class P 5.50%(AFF)	2,362,542	2,362,542
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.26%(P)	20,000	20,000

Total short-term investments (cost $2,418,192)		$2,418,192
TOTAL INVESTMENTS

Total investments (cost $104,280,710)		$169,327,899

	FORWARD CURRENCY CONTRACTS at 3/31/24 (aggregate face value $37,965,363) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Euro	Buy	6/20/24	$106,278	$107,000	$(722)
		Israeli Shekel	Buy	4/17/24	235,957	238,257	(2,300)
	Barclays Bank PLC
		British Pound	Sell	6/20/24	519,842	522,770	2,928
	Citibank, N.A.
		Australian Dollar	Buy	4/17/24	255,809	263,982	(8,173)
		Danish Krone	Sell	6/20/24	2,483,772	2,511,268	27,496
	Goldman Sachs International
		British Pound	Sell	6/20/24	539,161	542,158	2,997
		Canadian Dollar	Sell	4/17/24	223,226	226,633	3,407
		Japanese Yen	Buy	5/16/24	1,774,386	1,823,405	(49,019)
		Swedish Krona	Buy	6/20/24	203,055	210,347	(7,292)
	HSBC Bank USA, National Association
		British Pound	Sell	6/20/24	383,347	385,448	2,101
		Danish Krone	Sell	6/20/24	502,606	508,064	5,458
		Euro	Buy	6/20/24	2,709,861	2,729,066	(19,205)
		Swiss Franc	Buy	6/20/24	2,500,203	2,550,254	(50,051)
	JPMorgan Chase Bank N.A.
		British Pound	Sell	6/20/24	2,439,102	2,452,467	13,365
		Canadian Dollar	Sell	4/17/24	434,932	441,557	6,625
		Danish Krone	Sell	6/20/24	1,054,614	1,066,329	11,715
		Euro	Buy	6/20/24	2,383,019	2,399,107	(16,088)
		Japanese Yen	Buy	5/16/24	273,982	281,524	(7,542)
	Morgan Stanley & Co. International PLC
		British Pound	Sell	6/20/24	226,018	227,347	1,329
		Canadian Dollar	Sell	4/17/24	540,379	541,247	868
		Danish Krone	Sell	6/20/24	1,261,613	1,274,311	12,698
		Japanese Yen	Buy	5/16/24	317,244	321,902	(4,658)
		Swiss Franc	Buy	6/20/24	1,055,490	1,076,961	(21,471)
	NatWest Markets PLC
		Australian Dollar	Buy	4/17/24	2,346,543	2,421,456	(74,913)
		British Pound	Sell	6/20/24	2,130,884	2,142,785	11,901
		Danish Krone	Sell	6/20/24	696,115	703,842	7,727
	State Street Bank and Trust Co.
		Canadian Dollar	Sell	4/17/24	271,667	275,862	4,195
		Danish Krone	Buy	6/20/24	454,600	460,879	(6,279)
		Swiss Franc	Buy	6/20/24	2,888,532	2,951,017	(62,485)
	Toronto-Dominion Bank
		British Pound	Sell	6/20/24	1,161,026	1,167,526	6,500
		Canadian Dollar	Buy	4/17/24	341,152	342,241	(1,089)
	UBS AG
		Danish Krone	Sell	6/20/24	1,274,493	1,288,601	14,108
	WestPac Banking Corp.
		British Pound	Sell	6/20/24	515,801	518,674	2,873
		Euro	Buy	6/20/24	2,970,793	2,991,076	(20,283)

	Unrealized appreciation						138,291

	Unrealized (depreciation)						(351,570)

	Total						$(213,279)
*	The exchange currency for all contracts listed is the United States Dollar.

WRITTEN OPTIONS OUTSTANDING at 3/31/24 (premiums $23,777) (Unaudited)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
Bank of America N.A.
Ascendis Pharma A/S ADR (Call)	Apr-24/$185.00	$3,906,989	$25,845	$8,640

Total				$8,640

	Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2024 through March 31, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $168,912,168.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC, and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/24
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$—	$467,750	$432,100	$2,837	$35,650
	Putnam Short Term Investment Fund Class P†	4,909,467	7,514,215	10,061,140	54,810	2,362,542

	Total Short-term investments	$4,909,467	$7,981,965	$10,493,240	$57,647	$2,398,192
	* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
	# At the close of the reporting period, the fund received cash collateral of $35,650 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $33,108.
	† Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	DIVERSIFICATION BY COUNTRY⌂
	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United States	75.3%
	Denmark	9.7
	United Kingdom	8.9
	Switzerland	2.8
	Japan	2.5
	Canada	0.8

	Total	100.0%
	⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Options contracts: The fund used options contracts for enhancing the return on a security owned.
	The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
	Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
	Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
	For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedging foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $260,102 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Health care	$166,734,194	$—	$—

Total common stocks	166,734,194	—	—
Purchased options outstanding	—	60,021	—
U.S. treasury obligations	—	115,492	—
Short-term investments	20,000	2,398,192	—

Totals by level	$166,754,194	$2,573,705	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(213,279)	$—
Written options outstanding	—	(8,640)	—

Totals by level	$—	$(221,919)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)	$19,000
Written equity option contracts (contract amount)	$19,000
Forward currency contracts (contract amount)	$35,400,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com